UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 4, 2003


                                 FIND/SVP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

        NEW YORK                          0-15152                     13-2670985
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
            of incorporation)                                Identification No.)

625 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                          10011
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (212) 645-4500


         (Former name or former address, if changed since last report.)

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits. The following Exhibits are furnished herewith as part of this report:

EXHIBIT     DESCRIPTION

99.1        Press Release of Find/SVP, Inc., dated April 4, 2003


Item 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)


         On April 4, 2003, we issued a press release announcing our 2002 fourth quarter and year end earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 9, 2003

                                             FIND/SVP, INC.


                                         By: /s/ PETER M. STONE
                                             ----------------------------------
                                             Name: Peter M. Stone
                                             Title: Chief Financial Officer